UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
(Amendment No. 4)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 31, 2006
VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 4 to the Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Visteon Corporation (the “Company”) on January 11, 2006, as amended by Amendment No. 1 to the Current Report on Form 8-K/A filed on February 10, 2006, Amendment No. 2 to the Current Report on Form 8-K/A filed on May 2, 2006 and Amendment No. 3 to the Current Report on Form 8-K/A filed on August 1, 2006 (the “Original Forms 8-K”) to provide updated disclosures regarding the Company’s three-year restructuring and improvement plan as described in the Original Forms 8-K. This Amendment No. 4 also furnishes information regarding the Company’s financial results for the third quarter of 2006.
SECTION 2 — FINANCIAL INFORMATION
Item 2.02. Results of Operations and Financial Condition.
     On October 31, 2006, the Company issued a press release regarding its financial results for the third quarter and first nine months of 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
     As discussed in the Original Forms 8-K, the Company previously announced the commencement of a three-year improvement plan that involves the restructuring of up to 23 underperforming and/or non-strategic plants. During the third quarter of 2006 the Company recorded $14 million of severance, termination benefits, lease termination and other restructuring costs, which will be settled in cash related to this three-year improvement plan.
     In addition, on October 31, 2006 the Company announced that it expects to reduce its global salaried workforce by approximately 900 people. The Company expects to record a charge of up to $65 million in the fourth quarter of 2006 relating to severance and other termination benefits costs, which will be settled in cash. The reduction is expected to be completed by the end of the first quarter of 2007 and the related costs are expected to qualify for reimbursement from the Company’s restructuring escrow account.

SECTION 7 — REGULATION FD
Item 7.01. Regulation FD Disclosure.
     See “Item 2.02. Results of Operations and Financial Condition” above.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated October 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: October 31, 2006	By:	/s/ James F. Palmer
James F. Palmer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release dated October 31, 2006.